UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023 (October 23, 2023)

Ensysce Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38306	82-2755287
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7946 Ivanhoe Avenue, Suite 201 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 263-4196

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENSC	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 23, 2023, Ensysce Biosciences, Inc. (“Ensysce” or the “Company”) entered into a Securities Purchase Agreement (the “SPA”) for an aggregate financing of $1.7 million with investors. At the first closing under the SPA, which is expected to occur on or before October 26, 2023, the Company will issue to the investors (i) senior secured convertible promissory notes in the aggregate principal amount of $612,000 for an aggregate purchase price of $566,667 (collectively, the “Notes”) and (ii) warrants (collectively, the “Warrants”) to purchase 1,255,697 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in the aggregate. At the second closing under the SPA, which will occur upon certain conditions being satisfied, the Company will issue to the investors referenced above, (i) Notes in the aggregate principal amount of $1,224,000 for an aggregate purchase price of $1,133,333 and (i) Warrants to purchase 2,511,394 shares of the Common Stock in the aggregate.

The Notes, subject to an original issue discount of eight percent (8%), have a term of six months from their respective date of issuance and accrue interest at the rate of 6.0% per annum. The Notes are convertible into the Common Stock, at a per share conversion price equal to $1.5675. Beginning ninety days following issuance of the respective Notes, the Company is obligated to redeem monthly one third (1/3rd) of the original principal amount under the applicable Note, plus accrued but unpaid interest, liquidated damages and any other amounts then owing to the holder of such Note. The Company is required to pay the redemption amount in cash with a premium of ten percent or, at the election of the purchaser at any time, some or all of the principal amount and interest may be paid by conversion of shares under the Note into Common Stock based on a conversion price equal to $1.5675.

The Warrants will have an exercise price of $1.5675, the same as the conversion price, and are exercisable for five years following issuance, issuance to occur on each of the first and second closing dates under the SPA.

The Company has agreed to register with the Securities and Exchange Commission (the “SEC”) the resale of the shares of Common Stock issuable upon conversion of the Notes as well as the shares of Common Stock issuable upon the exercise of the Warrants pursuant to the Registration Rights Agreement, to be dated on or before October 26, 2023, by and among the Company and the purchasers signatory to the SPA. The second closing will occur no later than the 3rd trading day after the registration statement has been declared effective by the SEC.

The Notes contain certain covenants, and events of default and triggering events, respectively, which would require repayment of the obligations outstanding pursuant to such instruments. The obligations of the Company pursuant to the Notes are (i) secured by all assets of the Company and all subsidiaries of the Company pursuant to the Security Agreement and Patent Security Agreement, each to be dated on or before October 26, 2023, by and among the Company, the subsidiaries of the Company and the holders of the Notes and (ii) guaranteed jointly and severally by the subsidiaries of the Company pursuant to the Subsidiary Guarantee, to be dated on or before October 26, 2023, by and among the Company, the subsidiaries of the Company and the purchasers signatory to the SPA.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Notes and the Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

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Item 7.01. Regulation FD Disclosure.

On October 24, 2023, we issued a press release announcing the financing transaction described in this Current Report on Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

The information under this Item 8.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the SEC. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.6	Form of Senior Secured Convertible Promissory Note to be issued by the Company pursuant to and in accordance with the Securities Purchase Agreement
4.7	Form of Common Stock Purchase Warrant to be issued by the Company pursuant to and in accordance with the Securities Purchase Agreement
10.1*	Securities Purchase Agreement, dated October 23, 2023, by and among the Company and the purchasers signatory thereto
10.2	Form of Registration Rights Agreement to be entered into by and among the Company and the parties signatory thereto
10.3	Form of Subsidiary Guarantee to be entered into by and among the Company and the purchasers signatory thereto
10.4*	Form of Security Agreement to be entered into by and among the Company, EBI OpCo, Inc., EBI, Inc. and the other parties signatory thereto
10.5*	Form of Patent Security Agreement, to be entered into by and among the Company, EBI OpCo, Inc., EBI, Inc. and the other parties signatory thereto
99.1	Press Release, dated October 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules, exhibits and similar supporting attachments to this exhibit are omitted pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2023

Ensysce Biosciences, Inc.

By:	/s/ Lynn Kirkpatrick
Name:	Dr. Lynn Kirkpatrick
Title:	President and Chief Executive Officer

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